UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 8, 2018

UNITED COMMUNITY BANKS, INC.

(Exact name of registrant as specified in its charter)

Georgia	No. 001-35095	No. 58-1807304
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

125 Highway 515 East
Blairsville, Georgia 30512
(Address of principal executive offices)

Registrant’s telephone number, including area code:
(706) 781-2265

Not applicable
(Former name or former address, if changed since last report)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On January 8, 2018, United Community Banks, Inc. (the “Company”), the holding company for United Community Bank, Blairsville, Georgia (the “Bank”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among the Company, the Bank, Symph Acquisition Corp. (“Merger Subsidiary”), NLFC Holdings Corp. (“NLFC”) and Shareholder Representative Services LLC, under which Merger Subsidiary will merge with and into NLFC, with NLFC surviving the merger as a wholly-owned subsidiary of the Bank (the “Merger”). NLFC’s wholly-owned subsidiary Navitas Credit Corp. (“Navitas”) is a premier specialty lending company providing equipment finance credit services to small and medium-sized businesses nationwide.

Under the terms and subject to the conditions of the Merger Agreement, at the effective time of the Merger (the “Effective Time”) NLFC stockholders will receive in the aggregate $130,000,000, $84,500,000 of which will be payable in cash and $45,500,000 of which will be payable in shares of the Company’s common stock. The Merger Agreement also includes provisions that address the treatment of the outstanding equity awards of NLFC in the Merger. The parties anticipate closing the Merger during the first quarter of 2018.

The Merger Agreement has been unanimously approved by the boards of directors of each of the Company and NLFC. The closing of the Merger is subject to the required approval of NLFC’s stockholders, the expiration or termination of the waiting period applicable to the consummation of the Merger under the Hart-Scott-Rodino Antitrust Improvements Act of 1975, as amended, and other customary closing conditions.

The Merger Agreement contains usual and customary representations and warranties that the Company and NLFC made to each other as of specific dates. The assertions embodied in those representations and warranties were made solely for purposes of the contract between the Company and NLFC, and may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating its terms. Moreover, the representations and warranties are subject to a contractual standard of materiality that may be different from what may be viewed as material to shareholders, and the representations and warranties may have been used to allocate risk between the Company and NLFC rather than establishing matters as facts.

The foregoing summary of the Merger Agreement is qualified in its entirety by reference to the complete text of such document, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and which is incorporated herein by reference. The related press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Participants in the Solicitation.

NLFC and its directors, executive officers, certain members of management and employees may have interests in the proposed transaction or be deemed to be participants in the solicitation of proxies of NLFC’s stockholders to approve matters necessary to be approved to facilitate the proposed transaction. Certain information regarding the participants and their interests in the solicitation will be set forth in the NLFC consent solicitation statement distributed in connection with the proposed transaction. Stockholders may obtain additional information regarding the interests of such participants by reading the consent solicitation statement for the proposed transaction when it becomes available.

Item 8.01	Other Events.

On January 9, 2018, the Company issued a press release announcing its initiation of a public offering of $85,000,000 aggregate principal amount of its Fixed to Floating Rate Subordinated Notes due 2028 (the “Offering”). A copy of the press release is attached hereto as Exhibit 99.2.

The Company has posted on the “Investor Relations” page of its website (http://www.ucbi.com) supplemental information related to the Offering, which includes certain information relating to the Merger. A copy of the supplemental information is filed as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated January 8, 2018, by and among United Community Banks, Inc., United Community Bank, Symph Acquisition Corp., NLFC Holdings Corp. and Shareholder Representative Services LLC*

99.1	Press release dated January 8, 2018 announcing the Merger Agreement with NLFC Holdings Corp.

99.2	Press release dated January 9, 2018 announcing the Offering.

99.3	Supplemental Information dated January 9, 2018.

*	The registrant has omitted schedules and similar attachments to the subject agreement pursuant to Item 601(b)(2) of Regulation S-K. The registrant will furnish a copy of any omitted schedule or similar attachment to the United States Securities and Exchange Commission upon request.

Cautionary Statements Regarding Forward-Looking Information.

This Current Report contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that include projections, predictions, expectations, or beliefs about future events or results or otherwise and are not statements of historical fact. Such statements are often characterized by the use of qualified words (and their derivatives) such as “may,” “believe,” “expect,” “anticipate,” “intend,” “will,” “should,” “plan,” “estimate,” “predict,” “continue” and “potential” or the negative of these terms or words of similar meaning or other statements concerning opinions or judgments of United and its management about future events. Although United believes that its expectations with respect to forward-looking statements are based upon reasonable assumptions within the bounds of its existing knowledge of its business and operations, there can be no assurance that actual results, performance, or achievements of United will not differ materially from any future results, performance, or achievements expressed or implied by such forward-looking statements; such statements are not guarantees of future performance. Forward-looking statements are subject to numerous assumptions, risks and uncertainties that change over time and could cause actual results or financial condition to differ materially from those expressed in or implied by such statements. Actual future results and trends may differ materially from historical results and or those anticipated depending on a variety of factors, including, but not limited to the factors and risk influences contained in the cautionary language included under the headings “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in United’s Form 10-K for the year ended December 31, 2016 and other periodic reports subsequently filed by United with the SEC, available on the SEC website, www.sec.gov. In addition, we may (i) be unable to successfully integrate Navitas’ operations and retain its key employees and (ii) not complete the Merger. United does not intend to or assume any obligation to update or revise any forward-looking statements that may be made from time to time by or on behalf of United. For any forward-looking statements made in this presentation, United claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Additional Information.

In connection with the proposed transaction, NLFC will distribute to its stockholders a consent solicitation statement that will also include information regarding United and the United common stock that is expected to be privately issued in connection with the proposed transaction. STOCKHOLDERS OF NLFC ARE URGED TO READ THE CONSENT SOLICITATION STATEMENT AND OTHER RELEVANT DOCUMENTS DISTRIBUTED BY NLFC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

UNITED COMMUNITY BANKS, INC.

By:	/s/ Jefferson L. Harralson
Name:	Jefferson L. Harralson
Title:	Executive Vice President and
Chief Financial Officer

Date: January 9, 2018

INDEX TO EXHIBITS

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated January 8, 2018, by and among United Community Banks, Inc., United Community Bank, Symph Acquisition Corp., NLFC Holdings Corp. and Shareholder Representative Services LLC*

99.1	Press release dated January 8, 2018 announcing the Merger Agreement with NLFC Holdings Corp.

99.2	Press release dated January 9, 2018 announcing the Offering.

99.3	Supplemental Information dated January 9, 2018

*	The registrant has omitted schedules and similar attachments to the subject agreement pursuant to Item 601(b)(2) of Regulation S-K. The registrant will furnish a copy of any omitted schedule or similar attachment to the United States Securities and Exchange Commission upon request.